UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 2, 2008
ONCOTHYREON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
2601 Fourth Avenue, Suite 500
Seattle, Washington 98121
(Address of principal executive offices, including zip code)
(206) 801-2100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events
     On September 2, 2008, Oncothyreon Inc. (the “Company”) issued a press release announcing a prioritization plan to focus the Company’s resources on the clinical development of PX-478 and PX-866 and on process development and manufacturing of Stimuvax®. The Company will seek a partner for further clinical development of PX-12 beyond the ongoing trials. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
     On September 2, 2008, the Company also issued a press release announcing that it intends to offer 5,100,000 shares of its common stock in a fully-underwritten, public offering pursuant to its effective shelf registration statement on Form S-3 (File No. 333-149837). Boenning & Scattergood, Inc. will act as the book-running manager for the transaction. The press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

99.1	Text of Press Release issued September 2, 2008 announcing the Company’s resource prioritization plan.

99.2	Text of Press Release issued September 2, 2008 announcing the Company’s proposed public offering.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.
By:	/s/ Edward A. Taylor
Edward A. Taylor

Chief Financial Officer and VP of Finance and Administration

Date: September 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release issued September 2, 2008 announcing the Company’s resource prioritization plan.

99.2	Text of Press Release issued September 2, 2008 announcing the Company’s proposed public offering.